U.S. Securities and Exchange Commission
	         Washington, D.C. 20549


                 	FORM 8-K

                     Current Report

            Pursuant to Section 13 or 15(d) of
            The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2006


               	 DIGITAL POWER CORPORATION
 (Exact name of small business issuer as specified in its charter)


       California		             94-1721931
(State or other jurisdiction of   (IRS Employer Identification No.)
incorporation or organization)


	    41920 Christy Street, Fremont, CA 94538-3158
              (Address of principal executive offices)

                	(510) 657-2635
        	(Issuer's telephone number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Section 5 - Corporate Governance and Management
--------------------------------------------------------------

Item 5.02: Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers

(d) On October 17, 2006, the board of directors of Digital Power Corporation (the "Company") elected Mr. Benjamin Kiryati to fill the vacancy created by the resignation of Mr. Yuval Menipaz from the board. The nomination committee of the Company interviewed Mr. Kiryati and recommended to the board to approve his election.


                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           DIGITAL POWER CORPORATION
                                                 (Registrant)



						/s/ Jonathan Wax
Date:  October 23, 2006			____________________________

						Jonathan Wax
            				  Chief Executive Officer
                                       (Principal Executive Officer)